LOOMIS SAYLES FUNDS

LOOMIS SAYLES BOND FUND

LOOMIS SAYLES FIXED INCOME FUND

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

(each a "Fund" and together the "Funds")

Supplement dated December 7, 2020 to the Loomis Sayles Funds' Summary Prospectuses, Statutory Prospectus and Statement of Additional Information ("SAI"), each dated February 1, 2020 as may be revised or supplemented from time to time.

Effective March 1, 2021, Daniel J. Fuss will take a significant step back from portfolio management and will no longer serve as a Portfolio Manager of the Funds. This is the latest phase of the Loomis Sayles portfolio management team's succession plan, which has been in place for more than 20 years.

Accordingly, effective March 1, 2021, all references to Mr. Fuss as a Portfolio Manager of the Funds in the Summary Prospectuses, Statutory Prospectus and SAI are hereby deleted.

Matthew J. Eagan, Brian P. Kennedy and Elaine M. Stokes will remain as Portfolio Managers of the Loomis Sayles Bond Fund, Loomis Sayles Fixed Income Fund and Loomis Sayles Investment Grade Fixed Income Fund.

Matthew J. Eagan and Elaine M. Stokes will remain as Portfolio Managers of the Loomis Sayles Institutional High Income Fund.

Change to Fiscal Year End of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund

The Board of Trustees of Loomis Sayles Funds I has approved a change to the fiscal year end of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund from September 30th to December 31st. The implementation of the change to the fiscal year end and the expected disposition and realignment of certain foreign currency-denominated positions over the next few weeks are likely to result in additional trading costs, increased realized capital losses and currency losses from the sales of portfolio securities, and increased audit, printing and mailing expenses for the Funds in the short term. Further, these changes are expected to reduce the future impact of currency exchange losses on taxable monthly distributions and reduce the amount of currency-related losses available to offset future taxable ordinary income for Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund shareholders. Increased monthly income distributions going forward may result in an increased tax liability for shareholders who are subject to state and federal income taxes on their income distributions from the Funds.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Supplement dated December 7, 2020 to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information ("SAI") of the Loomis Sayles High Income Opportunities Fund (the "Fund"), each dated February 1, 2020 as may be revised or supplemented from time to time.

Effective March 1, 2021, Daniel J. Fuss will take a significant step back from portfolio management and will no longer serve as a Portfolio Manager of the Fund. This is the latest phase of the Loomis Sayles portfolio management team's succession plan, which has been in place for more than 20 years. Accordingly, effective March 1, 2021, all references to Mr. Fuss as a Portfolio Manager of the Fund in the Summary Prospectus, Statutory Prospectus and SAI are hereby deleted.

Matthew J. Eagan, Brian P. Kennedy, Elaine M. Stokes and Todd P. Vandam will remain as Portfolio Managers of the Fund.